 As filed with the Securities and Exchange Commission on August 9, 2000
                                           Registration Statement No. 333-_____
===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          -----------------------------

                                 S1 CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                                      58-2395199
         ------------                                   ------------
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)


           3390 Peachtree Road, NE, Suite 1700, Atlanta, Georgia 30326
                    (Address of Principal Executive Offices)

                          -----------------------------

                DAVIDGE DATA SYSTEMS CORP 1996 STOCK OPTION PLAN
                            (Full title of the plan)

                            -------------------------

                               Robert F. Stockwell
                             Chief Financial Officer
                                 S1 Corporation
                       3390 Peachtree Road, NE, Suite 1700
                             Atlanta, Georgia 30326
                     (Name and address of agent for service)

                                 (404) 812-6780
          (Telephone number, including area code, of agent for service)

                                    COPY TO:


                              Stuart G. Stein, Esq.
                             Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                             Washington, D.C. 20004
                                 (202) 637-8575


                           --------------------------

                         CALCULATION OF REGISTRATION FEE

                                                 AMOUNT         PROPOSED MAXIMUM     PROPOSED MAXIMUM      AMOUNT OF
           TITLE OF SECURITIES                   TO BE           OFFERING PRICE     AGGREGATE OFFERING   REGISTRATION
             TO BE REGISTERED                  REGISTERED          PER SHARE               PRICE              FEE
=======================================================================================================================

Common Stock, par value $0.01 per share        17,670            $15.78125*         $278,854.69*           $73.62*
-----------------------------------------------------------------------------------------------------------------------
=======================================================================================================================

* Estimated solely for the purpose of calculating this fee pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended, based upon the average of the high and low prices for shares of common stock S1 Corporation as reported on The Nasdaq Stock Market's National Market Tier of $15.78125 on the basis of August 2, 2000.

===============================================================================

                                    FORM S-8
                             REGISTRATION STATEMENT


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1) under the Securities Act of 1933. In accordance with the instructions to Part I of Form S-8 as promulgated by the Securities and Exchange Commission, these documents will not be filed with the SEC either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act. These documents and the documents incorporated by reference into this registration statement pursuant to Item 3 of Part II of this registration statement, taken together, constitute the prospectus that meets the requirements of Section 10(a) of the Securities Act.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.          INCORPORATION OF DOCUMENTS BY REFERENCE.

         S1 Corporation, which we refer to as S1 or the registrant, hereby incorporates by reference into this registration statement the following documents filed by it with the SEC:

                (a) The Annual Report on Form 10-K of S1 for the fiscal year ended December 31, 1999.

                (b) S1's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2000.

                (c) Current Report on Form 8-K filed on March 8, 2000 Current Report on Form 8-K filed on May 2, 2000 Current Report on Form 8-K filed on May 8, 2000 Current Report on Form 8-K filed on May 26, 2000 Current Report on Form 8-K filed on June 7, 2000 Current Report on Form 8-K filed on August 9, 2000

                (d) The description of S1's common stock, par value $0.01 per share contained in S1's Registration Statement on Form 8-A filed with the SEC on September 30, 1998, including any amendment or report filed for the purpose of updating such description.

         In addition, all documents filed by S1 subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part of this registration statement from the date of filing of those documents. Any statement contained in a document incorporated or deemed to be incorporated by reference into this registration statement shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in this registration statement or in any other subsequently filed document which also is or is deemed to be incorporated by reference into this registration statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.


ITEM 4.           DESCRIPTION OF SECURITIES.

         Not applicable.


ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.


ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of the State of Delaware sets forth certain circumstances under which directors, officers, employees and agents may be indemnified against liability that they may incur in their capacity as such. Section 6 of S1's Amended and Restated Certificate of Incorporation, as amended, provides for indemnification of S1's directors, officers, employees and agents under certain circumstances. Section 6 of S1's Amended and Restated Bylaws, as amended, provides that S1 may purchase and maintain insurance on behalf of directors, officers, employees or agents. S1 has in effect a policy of liability insurance covering its directors and officers. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of S1 pursuant to the foregoing provisions, or otherwise, S1 has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by S1 of expenses incurred or paid by a director, officer, or controlling person of S1 in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, S1 will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.


ITEM 8.           EXHIBITS.



Exhibit
No.                                  Description
-------                              -----------


4.1               Amended and Restated Certificate of Incorporation of S1
                  Corporation ("S1") (filed as Exhibit 1 to S1's Registration
                  Statement on Form 8-A filed with the Securities and Exchange
                  Commission (the "SEC") on September 30, 1998 and incorporated herein by reference).

4.2 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated June 3, 1999 (filed as Exhibit
                  4.2 to S1's Registration Statement on Form S-8




                  (File No. 333-82369) filed with the SEC on July 7, 1999 and incorporated herein by reference).

4.3 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated November 10, 1999 (filed as
                  Exhibit 3.3 to S1's Annual Report on Form 10-K for the fiscal year ending December 31, 1999 and incorporated herein by reference).

4.4               Certificate of Designation for S1's Series B Redeemable
                  Convertible Preferred Stock (filed as Exhibit 2 to S1's
                  Registration Statement on Form 8-A filed with the SEC on September 30, 1998 and incorporated herein by reference).

4.5               Certificate of Designation for S1's Series C Redeemable
                  Convertible Preferred Stock (filed as Exhibit 3 to S1's
                  Quarterly Report on Form 10-Q for the quarterly period ending
                  March 31, 1999 and incorporated herein by reference).

4.6               Certificate of Designations for S1's Series D Convertible
                  Preferred Stock (filed as Exhibit 3 to S1's Current Report on
                  Form 8-K filed with the SEC on June 7, 2000 and incorporated herein by reference).

4.7               Amended and Restated Bylaws of S1, as amended (filed as
                  Exhibit 4.7 to S1's Post-Effective Amendment No. 1 to Form
                  S-8 Registration Statement (File No. 333-82383) filed with the SEC on August 9, 2000 and incorporated herein by reference).

4.8 Specimen certificate for S1's common stock (filed as Exhibit 4 to S1's Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2000 and incorporated herein by reference).

4.9               Specimen certificate for S1's Series B Convertible Redeemable
                  Preferred Stock (filed as Exhibit 4.3 to S1's Annual Report on
                  Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

4.10              Specimen certificate for S1's Series C Redeemable Convertible
                  Preferred Stock (filed as Exhibit 4.10 to S1's Post-Effective
                  Amendment No. 1 to Form S-8 Registration Statement (File No.
                  333-82383) filed with the SEC on August 9, 2000 and incorporated herein by reference).

4.11              Specimen certificate for S1's Series D Convertible Preferred
                  Stock (filed as Exhibit 4 to S1's Current Report on Form 8-K filed with the SEC on June 7, 2000 and incorporated herein by reference).

5 Opinion of Nancy K. Kenley as to the legality of the securities registered hereunder, including the consent of Ms. Kenley.

23.1              Consent of Nancy K. Kenley (included in Item 5).

23.2              Consent of PricewaterhouseCoopers LLP.

23.3              Consent of KPMG LLP.



ITEM 9.           UNDERTAKINGS.

                  (a)      The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

              provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) The undertaking concerning indemnification is set forth under the response to Item 6.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 9th day of August, 2000.

                                         S1 CORPORATION

                                         By: /s/ Robert F. Stockwell
                                             -------------------------------
                                              Robert F. Stockwell
                                              Chief Financial Officer

Power of Attorney - the undersigned directors of S1 Corporation, hereby constitute and appoint James S. Mahan, III and Robert F. Stockwell, and each and either of them, their true and lawful attorneys-in-fact and agents, to do any and all acts and things in their names and on their behalf in their capacity as directors and to execute any and all instruments for them and in their names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable S1 Corporation to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but without limitation, any and all amendments (including post-effective amendments) hereto and they hereby ratify and confirm all that the above-mentioned attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated below on this 9th day of August, 2000.




         SIGNATURE                                            TITLE

/s/ James S. Mahan, III
--------------------------------------------         Chief Executive Officer
James S. Mahan, III                                  and a Director
                                                     (Principal Executive Officer)


/s/ Robert F. Stockwell
--------------------------------------------         Chief Financial Officer
Robert F. Stockwell                                  (Principal Financial Officer
                                                     and Principal Accounting Officer)

/s/ Michel Akkermans
--------------------------------------------         Chairman of the Board
Michel Akkermans


/s/ Robert W. Copelan
--------------------------------------------         Director
Robert W. Copelan


/s/ Gregg S. Freishtat
--------------------------------------------         Director
Gregg S. Freishtat


/s/ David C. Hodgson
--------------------------------------------         Director
David C. Hodgson




--------------------------------------------         Director
Joseph S. McCall


/s/ Howard J. Runnion, Jr.
--------------------------------------------         Director
Howard J. Runnion, Jr.


/s/ Jackson L. Wilson, Jr.
--------------------------------------------         Director
Jackson L. Wilson, Jr.

                                  EXHIBIT INDEX

Exhibit
No.                                Description
-------                            ------------

4.1               Amended and Restated Certificate of Incorporation of S1
                  Corporation ("S1") (filed as Exhibit 1 to S1's Registration
                  Statement on Form 8-A filed with the Securities and Exchange
                  Commission (the "SEC") on September 30, 1998 and incorporated herein by reference).

4.2 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated June 3, 1999 (filed as Exhibit
                  4.2 to S1's Registration Statement on Form S-8 (File No.
                  333-82369) filed with the SEC on July 7, 1999 and incorporated herein by reference).

4.3 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated November 10, 1999 (filed as
                  Exhibit 3.3 to S1's Annual Report on Form 10-K for the fiscal year ending December 31, 1999 and incorporated herein by reference).

4.4               Certificate of Designation for S1's Series B Redeemable
                  Convertible Preferred Stock (filed as Exhibit 2 to S1's
                  Registration Statement on Form 8-A filed with the SEC on September 30, 1998 and incorporated herein by reference).

4.5               Certificate of Designation for S1's Series C Redeemable
                  Convertible Preferred Stock (filed as Exhibit 3 to S1's
                  Quarterly Report on Form 10-Q for the quarterly period ending
                  March 31, 1999 and incorporated herein by reference).

4.6               Certificate of Designations for S1's Series D Convertible
                  Preferred Stock (filed as Exhibit 3 to S1's Current Report on
                  Form 8-K filed with the SEC on June 7, 2000 and incorporated herein by reference).

4.7               Amended and Restated Bylaws of S1, as amended (filed as
                  Exhibit 4.7 to S1's Post-Effective Amendment No. 1 to Form
                  S-8 Registration Statement (File No. 333-82383) filed with the SEC on August 9, 2000 and incorporated herein by reference).

4.8 Specimen certificate for S1's common stock (filed as Exhibit 4 to S1's Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2000 and incorporated herein by reference).

4.9               Specimen certificate for S1's Series B Convertible Redeemable
                  Preferred Stock (filed as Exhibit 4.3 to S1's Annual Report on
                  Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

4.10              Specimen certificate for S1's Series C Redeemable Convertible
                  Preferred Stock (filed as Exhibit 4.10 to S1's Post-Effective
                  Amendment No. 1 to Form S-8 Registration Statement (File No.
                  333-82383) filed with the SEC on August 9, 2000 and incorporated herein by reference).

4.11              Specimen certificate for S1's Series D Convertible Preferred
                  Stock (filed as Exhibit 4 to S1's Current Report on Form 8-K filed with the SEC on June 7, 2000 and incorporated herein by reference).

5 Opinion of Nancy K. Kenley as to the legality of the securities registered hereunder, including the consent of Ms.
                  Kenley.


23.1     Consent of Nancy K. Kenley (included in Item 5).

23.2     Consent of PricewaterhouseCoopers LLP.

23.3     Consent of KPMG LLP.
